                                       FREE WRITING PROSPECTUS FOR
                                       FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                   SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 13, 2005

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                       FREE WRITING PROSPECTUS FOR
                                       FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                   SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                              SCENARIO                                      1                2                3
-------------------------------------------------------------------------------------------------------------------------
                                 SPEED                       PRICING   100% pricing     100% pricing     100% pricing
                                 RATES                                   Forward          Forward       Forward + 200
                              TRIGGERS                                     Fail             Fail             Fail
                          CLEANUP CALL                                  To Maturity      To Maturity      To Maturity
                   DEFAULT P&I ADVANCE                                 100% Advance     100% Advance     100% Advance
                      DEFAULT SEVERITY                                      45%              55%              45%
                  DEFAULT RECOVERY LAG                        Months     12 months        12 months        12 months
                       DEFAULT BALANCE                                Current Balance  Current Balance  Current Balance
                       CPR = CDR + CRR              Capped at prepay
                             CPR = CRR                  PSA standard     CPR = CRR        CPR = CRR        CPR = CRR
-------------------------------------------------------------------------------------------------------------------------
                  INITIAL
        RATINGS    BOND           SUB-
CLASS     M/S      SIZE     ORDINATION
=========================================================================================================================
A       Aaa/AAA    77.95      22.05     CDR
                                        CummLosses

M1      Aa1/AA+     3.65      18.40     CDR
                                        CummLosses

M2      Aa2/AA      3.30      15.10     CDR
                                        CummLosses

M3      Aa3/AA-     2.20      12.90     CDR
                                        CummLosses

M4       A1/A+      1.65      11.25     SDA                               4,372.10         3,400.12         3,730.03
                                        Period of 1st Prin Writedown       12/2014          10/2014          01/2016
                                        WAL                                   9.01            10.03             9.60
                                        CummLosses                           15.04%           15.34%           13.44%

M5       A2/A       1.65       9.60     SDA
                                        CummLosses

M6       A3/A-      1.40       8.20     SDA
                                        CummLosses

B1     Baa1/BBB+    1.50       6.70     SDA                               2,802.98         2,233.50         2,283.78
                                        Period of 1st Prin Writedown       12/2033          02/2026          06/2033
                                        WAL                                  10.80            11.46            11.42
                                        CummLosses                           10.83%           11.02%            9.19%

B2     Baa2/BBB     1.10       5.60     CDR
                                        CummLosses

B3     Baa3/BBB-    1.00       4.60     CDR
                                        CummLosses

                      --       4.60     CDR
                                        CummLosses

                      --       4.60     CDR
                                        CummLosses

OC                  4.60       4.60                                             --               --               --

-------------------------------------------------------------------------------------------------------------------------

                              SCENARIO        4                5                6                7                8
---------------------------------------------------------------------------------------------------------------------------
                                 SPEED   100% pricing     65% pricing      65% pricing      65% pricing      65% pricing
                                 RATES   Forward + 200      Forward          Forward       Forward + 200    Forward + 200
                              TRIGGERS       Fail             Fail             Fail             Fail             Fail
                          CLEANUP CALL    To Maturity      To Maturity      To Maturity      To Maturity      To Maturity
                   DEFAULT P&I ADVANCE   100% Advance     100% Advance     100% Advance     100% Advance     100% Advance
                      DEFAULT SEVERITY        55%              45%              55%              45%              55%
                  DEFAULT RECOVERY LAG     12 months        12 months        12 months        12 months        12 months
                       DEFAULT BALANCE  Current Balance  Current Balance  Current Balance  Current Balance  Current Balance
                       CPR = CDR + CRR
                             CPR = CRR     CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
---------------------------------------------------------------------------------------------------------------------------
                  INITIAL
        RATINGS    BOND           SUB-
CLASS     M/S      SIZE     ORDINATION
===========================================================================================================================
A       Aaa/AAA    77.95      22.05


M1      Aa1/AA+     3.65      18.40


M2      Aa2/AA      3.30      15.10


M3      Aa3/AA-     2.20      12.90


M4       A1/A+      1.65      11.25         2,916.92         3,564.35         2,817.61         3,014.70         2,401.75
                                             11/2015          05/2013          03/2013          03/2013          01/2013
                                               10.49            15.28            16.67            16.43            17.56
                                               13.65%           18.04%           18.76%           16.11%           16.70%

M5       A2/A       1.65       9.60


M6       A3/A-      1.40       8.20


B1     Baa1/BBB+    1.50       6.70         1,828.63         2,527.78         2,049.22         2,066.86         1,686.60
                                             01/2033          02/2013          11/2012          12/2012          08/2012
                                               11.96            17.41            18.30            18.32            19.05
                                                9.33%           14.19%           14.77%           12.18%           12.65%

B2     Baa2/BBB     1.10       5.60


B3     Baa3/BBB-    1.00       4.60


                      --       4.60


                      --       4.60


OC                  4.60       4.60               --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------